John Hancock
Classic Value Fund

SUMMARY PROSPECTUS 3–1–10

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information both dated March 1, 2010, and most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

 CLASS R1: JCVRX            CLASS R3: JCVHX            CLASS R4: JCVFX            CLASS R5: JCVVX

Investment objective

To seek long-term growth of capital.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class R1	Class R3	Class R4	Class R5

	None	None	None	None

Annual fund operating expenses (%)	Class R1		Class R3		Class R4		Class R5

Management fee[1]	0.79		0.79		0.79		0.79

Distribution and service (12b-1) fees	0.50		0.50		0.25		0.00

Service plan fee	0.21		0.15		0.10		0.05

Other expenses	0.17	[2]	0.17	[3]	0.17	[3]	0.17	[3]

Total annual fund operating expenses	1.67		1.61		1.31		1.01

1	“Management fee” reflects a reduction in the contractual investment advisory agreement effective October 1, 2009.
2	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.20%.
3	Estimated for the fund’s first year of operations. Actual expenses may be different.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R1	Class R3	Class R4	Class R5

1 Year	170	164	133	103

3 Years	526	508	415	322

5 Years	907	—	—	—

10 Years	1,976	—	—	—

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not

A Domestic Equity Fund

 John Hancock Classic Value Fund

reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal investment strategies

Under normal conditions, the fund invests at least 80% of its net assets in domestic equity securities.

In managing the fund, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book and below market average, as defined by the S&P 500 Index.

In choosing individual securities, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of December 31, 2009, this included companies with market values above approximately $4.5 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser’s estimate of normal long-term earnings power. As a result of the subadviser’s research and stock selection, the fund may focus on particular sectors of the economy. The subadviser’s management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

■	cheap on the basis of current price to estimated normal level of earnings
■	current earnings below normal levels
■	a sound plan to restore earnings to normal
■	a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund’s portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest up to 20% of its net assets in debt securities, including debt securities rated below investment grade (below Baa by Moody’s or below BBB by S&P, and in comparable quality unrated securities that, in the opinion of the subadviser, offer comparable yield and risks to those securities that are rated.

The fund may also invest up to 20% of its net assets in securities of foreign issuers that are not publicly traded in the United States, including depositary receipts.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class R1 shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/RetirementPerformance or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class R1 shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

June 24, 1996 is the inception date for the oldest class of shares, Class A shares. Class R1 shares were first offered on August 5, 2003 and Class R3, Class R4 and Class R5 shares were first offered on May 15, 2009. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4 and Class R5 shares, respectively.

Calendar year total returns — Class R1 (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
36.08	13.23	−6.55	35.79	13.91	8.44	16.15	−14.49	−46.78	35.42

Total return The fund’s total return for the year ended December 31, 2009 was 35.42%.

Best quarter: Q2 ’09, 27.19%

Worst quarter: Q4 ’08, −25.28%

Average annual total returns (%)	1 Year	5 Year	10 Year

AS OF 12-31-09

Class R1 before tax	35.42	−4.94	5.63

After tax on distributions	35.22	−5.75	5.00

After tax on distributions, with sale	23.03	−4.24	4.79

Class R3 before tax	35.35	−4.92	5.61

Class R4 before tax	35.75	−4.64	5.93

Class R5 before tax	36.16	−4.35	6.25

Russell 1000 Value Index	19.69	−0.25	2.47

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser Pzena Investment Management, LLC

Portfolio management

Antonio DeSpirito III
Managing principal and portfolio manager

Joined fund team in 2006

John P. Goetz
Managing principal and co-chief investment officer

Managed fund since inception

Richard S. Pzena
Founder, managing principal, chief executive officer and co-chief investment officer

Managed fund since inception

 John Hancock Classic Value Fund

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, R3, R4 and R5 shares of the fund. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-888-972-8696.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2010 John Hancock Funds, LLC 38RSP 3-1-10 SEC file number: 811-01677